Herzfeld Credit Income Fund, Inc.
February 2026
NASDAQ: HERZ

Common Stock Data as of 2/27/2026
Ticker Symbol	HERZ
Total Net Asset Value (est.)	$39,401,114
Net Asset Value Per Share (est.)	$19.67
Closing Price per Share	$14.735
Premium/Discount	-25.09%
Total Market Capitalization	$29,514,146

Portfolio Summary	Diversification by Type of Investment
	Fixed Income Closed-end Fund	33.12%
	Cash & Cash Equivalents	19.35%
	CLO Closed-end Fund	18.30%
	CLO Equity	7.37%
	CFO Equity	6.96%
	Private Placement	6.55%
	CLO Equity Preferred Shares	2.89%
	Legacy CUBA Holdings	2.58%
	CLO Debt	2.44%
	CFO Debt	0.45%

	Top 5 Positions
	Cash & Cash Equivalents	19.35%
	EIC	9.85%
	FSSL	8.10%
	PDI	7.16%
	Dawson Logan 5 CFO	6.96%

Top 5 Managers
Pacific Investment Management Co	15.64%
FS Investment Solutions	12.89%
Eagle Point Credit Management	12.73%
Dawson Partners	7.41%
Oxford Lane	4.80%

Top 5 CLO Positions
Brant Point CLO 2025-9	2.75%
Diameter Capital CLO 12	2.54%
OCP CLO 2025-46	2.08%
GoldenTree Loan Management US CLO 22	1.24%
Invesco CLO 2022-3	1.20%

* All data, including portfolio holding data, is as of 2/27/2026 unless otherwise indicated. Total Net Asset Value, Net Asset Value per share, Premium Discount and Total Market Capitalization are unaudited. Please see additional disclosures at the end of this presentation.

Herzfeld Credit Income Fund, Inc.
February 2026
NASDAQ: HERZ

This material provided in this presentation is for general and informational purposes only and does not constitute an offer or solicitation to buy or sell Herzfeld Credit Income Fund, Inc. (“HERZ” or the “Fund”) shares. The presentation does not provide tax or legal advice.

Contact your attorney, tax or other advisor for any specific legal, investment or tax advice. Information relating to HERZ, including its investment objectives, risks, charges and expenses and other information is publicly available through filings with the U.S. Securities and Exchange Commission (“SEC”) and may be found on the SEC’s website (www.sec.gov) or on HERZ’s website, https://www.herzfeld.com/herz. Please refer to the most recently filed disclosure statements, including HERZ’s registration statement and financial statement, for current information related to HERZ.

Past performance is not indicative of future results or a guarantee of future returns.

The information contained in this presentation may not be complete, may change, and is subject to and is qualified in its entirety by financial reconciliation of any financial information by the Fund auditors or information filed with the SEC. No representation is made with respect to its completeness. The information is not intended to be, nor shall it be construed as investment advice or a recommendation of any kind.

Information contained herein, including information related to the underlying holdings for any HERZ Fund investment, has been obtained from published sources and/or prepared by other parties. While the Fund and its investment adviser, Thomas J. Herzfeld Advisors, Inc., has no reason to believe the information in this presentation is inaccurate or unreliable, neither the Fund nor the investment advisor, nor any of their respective partners, officers, directors, affiliates, employees, agents or advisors nor any other person assumes any responsibility for the accuracy, reliability or completeness of any information in this presentation.

This presentation has been prepared by Thomas J. Herzfeld Advisors, Inc. in its capacity as investment manager. Thomas J. Herzfeld Advisors, Inc. is registered as an independent investment adviser registered with the Securities & Exchange Commission.

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